                                                                Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 28, 1998 included in Alexion Pharmaceuticals, Inc.'s Form 10-K for the year ended July 31, 1998 and to all references to our Firm included in this registration statement.

                                  /S/ ARTHUR ANDERSEN LLP

                                  ARTHUR ANDERSEN LLP


Hartford, Connecticut
February 3, 1999